THRIVENT SERIES FUND, INC.

Supplement to Statement of Additional Information (SAI) dated April 30, 2009 with respect to

Thrivent Partner Mid Cap Value Portfolio and

Thrivent Technology Portfolio

Effective July 1, 2009, pages 37, 41 through 42, 72 and 76 of the SAI are amended to reflect the hiring of Goldman Sachs Asset Management, L.P. as subadviser to Thrivent Technology Portfolio, which is being renamed to Thrivent Partner Technology Portfolio.

The last full paragraph on page 37 of the SAI is deleted in its entirety and replaced with the following paragraph:

Investment decisions for each of the Portfolios (except for Thrivent Partner Technology Portfolio, Thrivent Partner Healthcare Portfolio, Thrivent Partner Natural Resources Portfolio, Thrivent Partner Emerging Markets Portfolio, Thrivent Partner Utilities Portfolio, Thrivent Partner Small Cap Growth Portfolio (excluding the portion that may be managed by Thrivent Financial), Thrivent Partner Small Cap Value Portfolio, Thrivent Partner Mid Cap Value Portfolio, Thrivent Partner Worldwide Allocation Portfolio (excluding the portion invested in U.S. securities), Thrivent Partner International Stock Portfolio, Thrivent Partner Socially Responsible Stock Portfolio, Thrivent Partner All Cap Growth Portfolio, Thrivent Partner All Cap Value Portfolio, Thrivent Partner All Cap Portfolio, Thrivent Partner Growth Stock Portfolio and Thrivent Partner Socially Responsible Bond Portfolio (collectively, the “Subadvised Portfolios”)) are made by Thrivent Financial, subject to the overall direction of the Board of Directors. Thrivent Financial also provides investment research and supervision of each of the Portfolios’ investments (except for the investments of the Subadvised Portfolios that are not managed, as noted above, by Thrivent Financial) and conducts a continuous program of investment evaluation and appropriate disposition and reinvestment of these assets.

The carryover paragraph on pages 41 through 42 is deleted in its entirety and replaced with the following paragraphs:

Investment Subadvisers

Thrivent Financial has engaged the following subadvisers for Thrivent Partner Technology Portfolio, Thrivent Partner Healthcare Portfolio, Thrivent Partner Natural Resources Portfolio, Thrivent Partner Emerging Markets Portfolio, Thrivent Partner Utilities Portfolio, Thrivent Partner Small Cap Growth Portfolio, Thrivent Partner Small Cap Value Portfolio, Thrivent Partner Mid Cap Value Portfolio, Thrivent Partner Worldwide Allocation Portfolio, Thrivent Partner International Stock Portfolio, Thrivent Partner Socially Responsible Stock Portfolio, Thrivent Partner All Cap Growth Portfolio, Thrivent Partner All Cap Value Portfolio, Thrivent Partner All Cap Portfolio, Thrivent Partner Growth Stock Portfolio and Thrivent Partner Socially Responsible Bond Portfolio. Investment decisions for those Portfolios are generally made by the subadvisers, subject to the overall direction of the Board of Directors and Thrivent Financial.

Thrivent Partner Technology Portfolio

Investment decisions for Thrivent Partner Technology Portfolio are made by Goldman Sachs Asset Management, L.P. (“GSAM”), which Thrivent Financial has engaged as investment subadviser for the Portfolio. GSAM, which is located at 32 Old Slip, New York, New York 10005, has been registered as an investment adviser with the SEC since 1990 and is an affiliate of Goldman, Sachs & Co. As of December 31, 2008, GSAM, including its investment advisory affiliates, had assets under management of approximately $739.4 billion. GSAM uses its Growth Investment Team (“Growth Team”) to manage the day-to-day responsibilities of the Portfolio.

GSAM Portfolio Managers

Thrivent Partner Technology Portfolio is managed by Steven M. Barry and David G. Shell.

Other Accounts Managed by the GSAM Portfolio Managers

The following table provides information relating to other accounts managed by Mr. Barry and Mr. Shell as of December 31, 2008.

Type of Accounts	Total # of Accounts Managed	Total Assets	# of Accounts Managed with Advisory Fee Based on Performance	Total Assets with Advisory Fee Based on Performance
Registered Investment Companies:	12	$3,334.3 million	0	$0
Other Pooled Investment Vehicles:	3	$73.7 million	0	$0
Other Accounts:	323	$10,434.5 million	10	$1,332.4

Compensation

The Growth Team compensation packages for its portfolio managers are comprised of a base salary and performance bonus. The performance bonus is first and foremost tied to the Growth Team’s pre-tax performance for its clients and the Growth Team’s total revenues for the past year which in part is derived from advisory fees and for certain accounts, performance based fees. The Growth Team measures its performance on a market cycle basis which is typically measured over a three to seven year period, rather than being focused on short term gains in its strategies or short term contributions from a portfolio manager in any given year.

The performance bonus for portfolio managers is significantly influenced by the following criteria: (1) whether the team performed consistently with objectives and client commitments; (2) whether the team’s performance exceeded performance benchmarks over a market cycle; (3) consistency of performance across accounts with similar profiles; and (4) communication with other portfolio managers within the research process. Benchmarks for measuring performance can either be broad based or narrow based indices which will vary based on client expectations.

The Growth Team also considers each portfolio manager’s individual performance, his or her contribution to the overall performance of the strategy long-term and his/her ability to work as a member of the team. The Growth Team’s decision may also be influenced by the following: the performance of GSAM, the profitability of Goldman, Sachs & Co., an affiliate of GSAM, and anticipated compensation levels among competitor firms.

In addition to base salary and performance bonus, GSAM has a number of additional benefits/deferred compensation programs for all portfolio managers in place including (i) a

401(k) program that enables employees to direct a percentage of their pretax salary and bonus income into a tax-qualified retirement plan; (ii) a profit sharing program to which Goldman, Sachs & Co. makes a pretax contribution; and (iii) investment opportunity programs in which certain professionals are eligible to participate subject to certain net worth requirements. Portfolio managers may also receive grants of restricted stock units and/or stock options as part of their compensation.

Certain GSAM portfolio managers may also participate in the firm’s Partner Compensation Plan, which covers many of the firm’s senior executives. In general, under the Partner Compensation Plan, participants receive a base salary and a bonus (which may be paid in cash or in the form of an equity-based award) that is linked to Goldman Sachs’ overall financial performance.

Conflicts of Interest

GSAM’s portfolio managers are often responsible for managing one or more funds as well as other accounts, including proprietary accounts, separate accounts and other pooled investment vehicles, such as unregistered hedge funds. A portfolio manager may manage a separate account or other pooled investment vehicle which may have materially higher fee arrangements than the Portfolio and may also have a performance-based fee. The side-by-side management of these funds may raise potential conflicts of interest relating to cross trading, the allocation of investment opportunities and the aggregation and allocation of trades.

GSAM has a fiduciary responsibility to manage all client accounts in a fair and equitable manner. It seeks to provide best execution of all securities transactions and aggregate and then allocate securities to client accounts in a fair and timely manner. To this end, GSAM has developed policies and procedures designed to mitigate and manage the potential conflicts of interest that may arise from side-by-side management. In addition, GSAM has adopted policies limiting the circumstances under which cross-trades may be effected between a Portfolio and another client account. GSAM conducts periodic reviews of trades for consistency with these policies.

Ownership in the Portfolio

None of the Growth Team members own shares of the subadvised Portfolio.

The advisory fees disclosed on page 72 of the SAI with respect to the Thrivent Partner Mid Cap Value Portfolio are revised as follows:

Thrivent Partner Mid Cap Value Portfolio
$0-$200 million:	.75%
More than $200 million:	.70%

The last full paragraph on page 76 of the SAI is deleted in its entirety and replaced with the following two paragraphs:

Thrivent Financial pays GSAM an annual subadvisory fee for the performance of subadvisory services provided for the Thrivent Partner Mid Cap Value Portfolio. The fee payable to GSAM is equal to 0.50% of average daily net assets up to $200 million and 0.45% of average daily net assets over $200 million. For purposes of calculating this breakpoint, the average daily net assets of the Thrivent Partner Mid Cap Value Portfolio are aggregated with the average daily net assets of the Thrivent Partner Mid Cap Value Fund, a series of the Thrivent Mutual Funds, for which GSAM also acts as subadviser. GSAM was paid $203,661 for its subadvisory services in the year ended December 31, 2006, $387,441 for its subadvisory services in the year ended

December 31, 2007, and $583,696 for its subadvisory services in the year ended December 31, 2008.

Thrivent Financial pays GSAM an annual subadvisory fee for the performance of subadvisory services provided for the Thrivent Partner Technology Portfolio. The fee payable is equal to 0.45% of the Portfolio’s average daily net assets.

The date of this Supplement is June 25, 2009

Please include this Supplement with your SAI